EXHIBIT 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Bert W. Hogue, Chief Financial Officer of Epoch Biosciences, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(3)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(4)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2003	By:	/s/ Bert W. Hogue Bert W. Hogue Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Epoch Biosciences and will be retained by Epoch Biosciences and furnished to the Securities and Exchange Commission or its staff upon request.